UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: July 17, 2006

Nuvelo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Industrial Road, Suite 310, San Carlos, CA 94070-6211

(Address of Principal Executive Offices) (Zip Code)

(650) 517-8000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On July 17, 2006, the Board of Directors of Nuvelo, Inc. appointed H. Ward Wolff as Chief Financial Officer and Senior Vice President, Finance, effective July 24, 2006. Effective July 24, 2006, Gary S. Titus will resign his position as the acting Chief Financial Officer of Nuvelo. Mr. Titus will continue in his position as Vice President, Finance and principal accounting officer.

Mr. Wolff, 57, served as Chief Financial Officer and Senior Vice President, Finance, of Abgenix, Inc., a biopharmaceutical company, from September 2004 to April 2006, when the merger of Abgenix and Amgen Inc. was consummated. In that position, he was responsible for finance, information technology and corporate communications/investor relations. From July 2002 to December 2003, Mr. Wolff served as Chief Financial Officer of QuantumShift, Inc. a provider of telecommunications management services. From 1998 to January 2002, he was Senior Vice President and Chief Financial Officer of DoubleTwist, Inc. a life sciences company integrating genomic information and bioinformatics analysis tools for the pharmaceutical and biotechnology industries and research institutions. Mr. Wolff received a B.A. in Economics from the University of California at Berkeley and an M.B.A. from Harvard Business School.

As Chief Financial Officer and Senior Vice President, Finance, Mr. Wolff will be paid a base salary of $375,000 per year. He will be eligible, subject to approval of the compensation committee of the board, for a target bonus of 25% of his salary. Mr. Wolff will be granted a stock option to purchase 175,000 shares of Nuvelo common stock. This stock option is subject to cliff vesting whereby one quarter of the shares will vest twelve months from the first day of employment and 1/48th will vest monthly thereafter. Mr. Wolff will also be eligible to participate in Nuvelo’s Executive Change in Control and Severance Benefit Plan.

On July 19, 2006, Nuvelo issued a press release announcing the appointment of H. Ward Wolff as Chief Financial Officer of Nuvelo, Inc. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1	Press Released titled “Nuvelo Appoints H. Ward Wolff As Chief Financial Officer and Jill M. Pergande As Vice President, Human Resources” dated July 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvelo, Inc. (Registrant)

By:	/s/ Lee Bendekgey
Lee Bendekgey
Senior Vice President and General Counsel

Dated: July 20, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release titled “Nuvelo Appoints H. Ward Wolff As Chief Financial Officer and Jill M. Pergande As Vice President, Human Resources” dated July 19, 2006.